                               [IBM LETTERHEAD]

August 31, 1999

Shawn O'Connor
President and COO
QRS Corporation
1400 Marina Way South
Richmond, CA  94804

Reference:  Letter Amendment to International Business Partner Agreement
            and Change Authorization to Retail Management Agreement

Dear Shawn:

The attached paragraphs modify the following agreements between QRS Corporation (QRS) and International Business Machines Corporation (IBM) and are effective as of July 1, 1999.

     Retail Management Agreement, signature effective date 12/31/97 (RMA) Retail Management Agreement Attachment, signature effective date
       12/31/97 (RMA Attachment)

     International Business Partner Agreement:
          International Solution Provider Profile, signature effective date
            12/31/97 (Profile)
          IBM Global Services' Network Services Exhibit, marked 17 December
            1997 (Exhibit)

IBM and QRS agree that IBM may assign the rights and obligations set forth in the IBM Business Partner Agreement (including all Profiles, Attachments and Exhibits) to AT&T Global Network Services (AGNS) with terms agreed to mutually by IBM, QRS, and AGNS.

Furthermore, if the parties agree to assign certain rights and obligations related to connectivity services to AGNS so that AGNS assumes those rights and obligations, IBM will promptly reduce the Minimum Revenue Commitment in the Profile from $335,000,000 to $275,000,000, and reduce each revenue tier in the Adjustment Charge table by $60,000,000. Any connectivity revenue attainment before the assignment will not count toward the Minimum Revenue Commitment or the Adjustment Charge table as set forth in this paragraph.

     Except as explicitly set forth in this letter amendment, all terms, conditions and provisions of the agreements listed above shall continue in full force and effect.

We expect these changes to be of substantial mutual benefit to our partnership going forward. Please indicate your acceptance of these changes by signing this letter and returning it to me.

Sincerely,



T. Kevin Massey
Account Executive

Agreed to:                           Agreed to:
QRS Corporation                      International Business Machines Corporation
1400 Marina Way South
Richmond, CA  94804                  Armonk, New York  10504

By:                                  By:

-----------------------------------  -----------------------------------
       Authorized signature                   Authorized signature

Name (type or print):                Name (type or print):

Date:                                Date:

IN THE PROFILE REPLACE THE FOLLOWING:

     CONTRACT START DATE: January 1, 1998        DURATION: 3 years
     This Agreement shall commence on January 1, 1998, and terminate on 31 December 2000.


WITH THE FOLLOWING:

     CONTRACT START DATE: January 1, 1998        DURATION: 4 years
     This Agreement shall commence on January 1, 1998, and terminate on 31 December 2001.


IN THE RMA ATTACHMENT REPLACE THE FOLLOWING:

     3. TERM

     The term of this Attachment shall be from the date of execution of this Attachment until December 31, 2000. However, this Attachment will be terminated in the event the Business Partner Agreement between IBM and QRS is terminated.


WITH THE FOLLOWING:

     3. TERM

     The term of this Attachment shall be from January 1, 1998 until December 31, 2001. However, this Attachment will be terminated in the event the Business Partner Agreement between IBM and QRS is terminated.

IN THE SECTION 3.1 OF THE EXHIBIT REPLACE THE FOLLOWING TABLE:

              REVENUE BY CALENDAR YEAR               DISCOUNT PERCENT
                                                   1998     1999     2000
         $0.00               -  $39,999,999.00
         $40,000,000.00      -  $59,999,999.00
         $60,000,000.00      -  $79,999,999.00
         Over $80,000,000.00


WITH THE FOLLOWING TWO TABLES AND PARAGRAPH:

TABLE A:

              REVENUE BY CALENDAR YEAR               DISCOUNT PERCENT
                                                   1998           1st Half 1999
         $0.00               -  $39,999,999.00
         $40,000,000.00      -  $59,999,999.00
         $60,000,000.00      -  $79,999,999.00
         Over $80,000,000.00

TABLE B:

              REVENUE BY CALENDAR YEAR                  DISCOUNT PERCENT
                                                 2nd Half 1999   2000       2001
         $0.00            -  $34,999,999.99
         $35,000,000      -  $49,999,999.99
         $50,000,000      -  $59,999,999.99
         $60,000,000      -  $69,999,999.99
         $70,000,000      -  $89,999,999.99
         Over $90,000,000 -

The discounts for 1999 will be calculated by applying the average discount from Table A, based on full year attainment, to the actual first half volumes. In a similar fashion, the average discount from Table B, based on full year volumes, will be applied to the actual second half volumes.

IN THE PROFILE REPLACE THE FOLLOWING:

MINIMUM REVENUE COMMITMENT

The minimum gross revenue commitment for the Agreement term is $250,000,000.00 as follows:


  Minimum attainment by end of:               Gross Revenue Amount
  -----------------------------               --------------------
  12 months                                      $ 60,000,000.00
  24 months                                      $140,000,000.00
  Agreement term                                 $250,000,000.00

ADJUSTMENT CHARGES

In the event you have not met your $250,000,000 minimum revenue commitment by the end of the Agreement period, you agree to pay an adjustment charge as follows:


  ACTUAL GROSS REVENUE TO IBM                                 ADJUSTMENT CHARGE
$250,000,000.00  -  $225,000,000.00                        1.5%  of amount less than  $250,000,000.00
$224,999,999.00  -  $200,000,000.00       $450,000.00   +  2.0%  of amount less than  $225,000,000.00
$199,999,999.00  -  $150,000,000.00       $950,000.00   +  3.0%  of amount less than  $200,000,000.00
$149,999,999.00  -  $100,000,000.00       $2,450,000.00 +  4.0%  of amount less than  $150,000,000.00
$ 99,999,999.00  -  $0.00                 $4,450,000.00 +  5.0%  of amount less than  $100,000,000.00


WITH THE FOLLOWING:

MINIMUM REVENUE COMMITMENT

The minimum gross revenue commitment for the Agreement term is $335,000,000.00 as follows:


  Minimum attainment by end of:               Gross Revenue Amount
  -----------------------------               --------------------
  12 months                                      $ 60,000,000.00
  24 months                                      $140,000,000.00
  36 months                                      $250,000,000.00
  Agreement term                                 $335,000,000.00

In the event you have not met your $335,000,000 minimum revenue commitment by the end of the Agreement period, you agree to pay an adjustment charge as follows:


  ACTUAL GROSS REVENUE TO IBM                               ADJUSTMENT CHARGE
$334,999,999.99  -  $310,000,000.00                        1.5%  of amount less than  $335,000,000.00
$309,999,999.99  -  $285,000,000.00       $450,000.00   +  2.0%  of amount less than  $310,000,000.00
$284,999,999.99  -  $235,000,000.00       $950,000.00   +  3.0%  of amount less than  $285,000,000.00
$234,999,999.99  -  $185,000,000.00       $2,450,000.00 +  4.0%  of amount less than  $235,000,000.00
$184,999,999.99  -  $0.00                 $4,450,000.00 +  5.0%  of amount less than  $185,000,000.00


IN THE RMA ATTACHMENT REPLACE THE FOLLOWING:

     9. COMPENSATION

        In consideration for the Retail Industry Management Services provided by QRS, IBM will pay QRS a nonrefundable fee of $1,000,000.00 each year during the term of this Attachment, payable in installments of $250,000.00 before the end of the months of April, July, October of the same year and January of the following year. In the event that this Agreement is terminated before the end of any calendar year, IBM will prorate the annual fee for the period of work performed prior to termination.

WITH THE FOLLOWING:

     9. COMPENSATION

        In consideration for the Retail Industry Management Services provided by QRS, IBM will pay QRS a nonrefundable fee each year during the term of this Attachment, payable in quarterly installments. In the event that this Agreement is terminated before the end of any calendar year, IBM will prorate the annual fee for the period of work performed prior to termination. The payments will take place according to the following schedule:


        -----------------------------------------------------------------------
         PAYMENT FOR CALENDAR YEAR        TO BE PAID BY            AMOUNT
                                            MONTH END
        -----------------------------------------------------------------------
               1998                         Apr 1998              $250,000
        -----------------------------------------------------------------------
               1998                         Jul 1998              $250,000
        -----------------------------------------------------------------------
               1998                         Oct 1998              $250,000
        -----------------------------------------------------------------------
               1998                         Jan 1999              $250,000
        -----------------------------------------------------------------------
               1999                         Apr 1999              $250,000
        -----------------------------------------------------------------------
               1999                         Jul 1999              $250,000
        -----------------------------------------------------------------------
               1999                         Oct 1999              $375,000
        -----------------------------------------------------------------------
               1999                         Jan 2000              $375,000
        -----------------------------------------------------------------------
               2000                         Apr 2000              $437,500
        -----------------------------------------------------------------------
               2000                         Jul 2000              $437,500
        -----------------------------------------------------------------------
               2000                         Oct 2000              $437,500
        -----------------------------------------------------------------------
               2000                         Jan 2001              $437,500
        -----------------------------------------------------------------------
               2001                         Apr 2001              $500,000
        -----------------------------------------------------------------------
               2001                         Jul 2001              $500,000
        -----------------------------------------------------------------------
               2001                         Oct 2001              $500,000
        -----------------------------------------------------------------------
               2001                         Jan 2002              $500,000
        -----------------------------------------------------------------------

IBM and QRS shall negotiate in good faith to enter into an agreement, documented in writing by October 31, 1999, regarding incentive payments to IBM. This agreement will provide that QRS shall pay IBM an incentive payment for IBM's successful assistance in securing a substantial order for any of the following:

*   Dayton Hudson EDI business
*   Dayton Hudson catalog endorsement
*   Sears North American EDI business

QRS will pay IBM amounts up to $250,000 for each order secured. QRS will make such payments in the form of a reduction in the quarterly installments due to QRS under the terms of the Retail Management Agreement.